                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No. N/A)

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                       M.D.C. HOLDINGS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                        MERRILL CORPORATION
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                              [LOGO]

                             M.D.C. HOLDINGS, INC.

                     3600 SOUTH YOSEMITE STREET, SUITE 900
                             DENVER, COLORADO 80237

                                                                  March 31, 1995

To Our Shareowners:

    You cordially are invited to attend the 1995 Annual Meeting of Shareowners (the "Meeting") of M.D.C. Holdings, Inc. (the "Company") to be held at 3600 South Yosemite Street, Lower Level Conference Room A, Denver, Colorado, on Thursday, May 25, 1995, at 8:00 a.m., Denver time.

    Following this letter is the formal notice of the Meeting and a proxy statement describing the matters to be acted upon at the Meeting. Shareowners also are entitled to vote on any other matters which properly come before the Meeting.

    While many of our shareowners have exercised their right to vote their shares in person at past meetings, we recognize that many shareowners are not able to attend the Meeting. Accordingly, enclosed is a proxy which will enable you to vote your shares on the matters to be considered at the Meeting even if you are unable to attend. All you need to do is mark the proxy to indicate your vote, date and sign the proxy and return it to the Company in the enclosed postage-paid envelope as soon as conveniently possible. If you desire to vote in accordance with management's recommendations, you need not mark your vote on the proxy but need only sign, date and return it to the Company in the enclosed postage-paid envelope in order to record your vote.

    WHETHER YOU OWN FEW OR MANY SHARES OF STOCK, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE.

                                          Sincerely,

                                                  [SIGNATURE]
                                          Larry A. Mizel
                                          CHAIRMAN OF THE BOARD

                              [LOGO]

                             M.D.C. HOLDINGS, INC.
                     3600 SOUTH YOSEMITE STREET, SUITE 900
                             DENVER, COLORADO 80237

            -------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREOWNERS
            -------------------------------------------------------

To Our Shareowners:

    The 1995 Annual Meeting of Shareowners (the "Meeting") of M.D.C. Holdings, Inc. (the "Company") will be held at 3600 South Yosemite Street, Lower Level Conference Room A, Denver, Colorado, on Thursday, May 25, 1995, at 8:00 a.m., Denver time, to consider and act upon the following matters:

    1. the election of two Class I directors for three-year terms expiring in 1998;

    2. the ratification of the selection of Price Waterhouse LLP as the Company's independent accountants for 1995;

    3.  a shareowner proposal to eliminate staggered terms for directors; and

    4. such other business as properly may come before the Meeting and any postponements or adjournments thereof.

    Only shareowners of record at the close of business on March 6, 1995, the record date, will be entitled to vote at the Meeting.

    Management and the Board of Directors desire to have maximum representation at the Meeting and respectfully request that you date, execute and timely return the enclosed proxy in the postage-paid envelope provided.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                                       [SIGNATURE]
                                          Paris G. Reece III
                                          SECRETARY

March 31, 1995

                              [LOGO]

                             M.D.C. HOLDINGS, INC.
                     3600 SOUTH YOSEMITE STREET, SUITE 900
                             DENVER, COLORADO 80237

                  -------------------------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREOWNERS
                                  MAY 25, 1995

                  -------------------------------------------

To Our Shareowners:

    This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the board of directors (the "Board of Directors") of M.D.C. Holdings, Inc. (the "Company") to be used at the Annual Meeting of Shareowners of the Company (the "Meeting") to be held at 3600 South Yosemite Street, Lower Level Conference Room A, Denver, Colorado, on Thursday, May 25, 1995, at 8:00 a.m., Denver time, and any postponements or adjournments thereof. The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareowners. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting (collectively, the "Proxy Materials") are first being sent to shareowners on or about March 31, 1995.

                              GENERAL INFORMATION

SOLICITATION

    The enclosed proxy is being solicited by the Board of Directors of the Company. In addition to solicitations by mail, solicitations may be made by personal interview, telephone and telegram by directors, officers and regular employees of the Company. No compensation will be paid for the solicitation of proxies, although the Company will reimburse bankers, brokers and others holding shares in their names or in the names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending the Proxy Materials to the beneficial owners of such shares. The Company may engage paid solicitors on terms to be determined at the time of engagement of such solicitors, to conduct the solicitation of proxies.

VOTING RIGHTS

    Holders of shares of the Company's common stock, $.01 par value (the "Common Stock"), at the close of business on March 6, 1995 (the "Record Date"), are entitled to notice of, and to vote at, the Meeting. On the Record Date, 19,280,827 shares of Common Stock were outstanding. The presence, in person or by proxy, of the holders of one-third of the total number of shares of Common Stock outstanding constitutes a quorum for transacting business at the Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter presented at the Meeting.

VOTING PROXIES

    Shares of Common Stock represented by properly executed proxies received by the Company in time for the Meeting will be voted in accordance with the choices specified in the proxies. Unless contrary instructions are indicated on a proxy, the shares of Common Stock represented by such proxy will be voted FOR the election as directors of the nominees named in this Proxy Statement; FOR ratification of the selection of Price Waterhouse LLP, independent accountants; and will be voted AGAINST the elimination of staggered terms for directors. Abstentions and broker non-votes (proxies that do not indicate that brokers or nominees have received instructions from the beneficial owner of shares) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulating the votes cast on proposals presented to shareowners, whereas broker non-votes are not counted for purposes of determining the number of votes cast.

    Management and the Board of Directors of the Company know of no other matters to be brought before the Meeting. If other matters properly are presented to the shareowners for action at the

Meeting and any adjournments or postponements thereof, it is the intention of the proxy holders named in the proxy to vote in their discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

REVOCABILITY OF PROXY

    The giving of the enclosed proxy does not preclude the right to vote in person should the shareowner giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by notice of revocation in writing sent to the Secretary of the Company, by presenting the Company a later-dated proxy executed by the person executing the prior proxy or by attending the Meeting and voting in person.

ANNUAL REPORT

    The Company's 1994 Annual Report to Shareowners for the year ended December 31, 1994 is enclosed with these Proxy Materials.

                             ELECTION OF DIRECTORS

    The Company's Certificate of Incorporation provides for three classes of directors with staggered terms of office. Nominees of each class serve for terms of three years and until election and qualification of their successors or until their resignation, death, disqualification or removal from office.

    The Board of Directors consists of seven members, including two Class I directors whose terms expire in 1995, two Class II directors whose terms expire in 1996 and three Class III directors whose terms expire in 1997. At the Meeting, two Class I directors are to be elected to three-year terms expiring in 1998. The nominees for the Class I directors are Messrs. Spencer I. Browne and Herbert T. Buchwald, both of whom presently serve on the Board of Directors of the Company.

    Unless otherwise specified, it is intended that the enclosed proxy will be voted FOR the election of Messrs. Browne and Buchwald. Management and the Board of Directors are not aware of any reasons which would cause Messrs. Browne or Buchwald to be unavailable to serve as directors. If Messrs. Browne or Buchwald become unavailable for election, discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a substitute nominee or nominees proposed by the Board of Directors.

    The affirmative vote of the holders of a majority of the shares present or represented and entitled to vote at the Meeting will be required for election to the Board of Directors. The Board of Directors recommends a vote FOR the election of Messrs. Browne and Buchwald as directors.

    Certain information with respect to Messrs. Browne and Buchwald, the nominees for election, and the continuing directors of the Company, furnished in part by each such person, appears below:

                              POSITIONS AND OFFICES WITH THE     BENEFICIALLY OWNED
                                COMPANY AND OTHER PRINCIPAL       AS OF THE RECORD     PERCENTAGE
        NAME           AGE              OCCUPATIONS                  DATE (1)(2)       OF CLASS*
- ---------------------  ---  -----------------------------------  -------------------   ----------
NOMINEES:
                                          CLASS I
                                   TERMS EXPIRE IN 1995
Spencer I. Browne      45   President and Co-Chief Operating           693,609               3.53%
                             Officer of the Company and
                             President, Chief Executive Officer
                             and a Director of Asset Investors
                             Corporation and Commercial Assets,
                             Inc.
Herbert T. Buchwald    64   Principal in the law firm of                35,526           **
                             Herbert T. Buchwald, P.A. and
                             President and Chairman of the
                             Board of Directors of BPR
                             Management Corporation
CONTINUING DIRECTORS:
                                         CLASS II
                                   TERMS EXPIRE IN 1996
Gilbert Goldstein      76   Principal in the law firm of               215,151               1.11%
                             Gilbert Goldstein, P.C.
William B. Kemper      57   Private real estate investor               110,000           **
                                         CLASS III
                                   TERMS EXPIRE IN 1997
Steven J. Borick       42   President, Texakota, Inc. and a            100,000           **
                             General Partner in Texakota Oil
                             Company
David D. Mandarich     47   Executive Vice President -- Real         1,462,843               7.35%
                             Estate and Co-Chief Operating
                             Officer of the Company
Larry A. Mizel         52   Chairman of the Board of Directors       4,216,210(3)           21.74%
                             and Chief Executive Officer of the
                             Company and Chairman of the Boards
                             of Asset Investors Corporation and
                             Commercial Assets, Inc.

- ------------------------
 * The percentage shown includes shares of Common Stock actually owned and shares of Common Stock which the person had the right to acquire within 60 days of the Record Date. In calculating the percentage of ownership, all shares of Common Stock which the person had the right to acquire within 60 days of the Record Date are deemed to be outstanding for the purpose of computing the percentage of shares of Common Stock owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of shares of Common Stock owned by any other person.

**   Represents less than one percent of the outstanding shares of Common Stock.

(1) Includes, where applicable, shares of Common Stock owned by such person's minor children and spouse and by other related individuals or entities over whose shares such person has custody.

(2) Includes the following shares of Common Stock which such persons had the right to acquire within 60 days of the Record Date by the exercise of stock options at prices ranging from $.28125 to $6.60 per share: Gilbert
     Goldstein 165,000, William  B. Kemper  100,000, Steven  J. Borick  100,000,
     Larry  A. Mizel 133,333,  Spencer I. Browne 360,205  and David D. Mandarich
     630,244.

(3)  Includes 5,000 shares held jointly by Mr. Mizel's wife and her brother  and sister, 1,115 shares owned by Mr. Mizel's minor children and 405,314 shares of  Common Stock  with respect  to which  Mr. Mizel  may be  considered the
     "beneficial owner," as defined  under the Securities  Exchange Act of  1934
     (the  "1934 Act"), because he is a  beneficiary of certain trusts which own all of  the  outstanding stock  of  CVentures, Inc.,  a  corporation  which controls  the  voting of  these  shares of  Common  Stock. Mr.  Mizel  is a director and officer  of CVentures,  Inc. Also includes  194,032 shares  of
     Common  Stock owned  by certain  trusts for  the benefit  of Mr.  Mizel and certain members of his immediate family,  over which shares Mr. Mizel  does not exercise voting control, although he has a limited power of appointment allowing  him to direct the trustee to gift all or a portion of such shares to any person other than himself, members of his family or a creditor.  Mr.
     Mizel disclaims beneficial ownership of the 194,032 shares.

OTHER INFORMATION RELATING TO DIRECTORS

    The following is a brief description of the business experience during at least the past five years of each member and nominee for the Board of Directors of the Company.

    SPENCER I. BROWNE has served as President of the Company since May 1990, as Chief Operating Officer of the Company since December 1989 and as Co-Chief Operating Officer since September 1994. Mr. Browne has served in various other capacities with the Company since February 1984. He also serves as an officer, director, or both of some of the Company's subsidiaries, including Richmond. Mr. Browne has served as president and chief executive officer of Asset Investors Corporation ("Asset Investors"), a New York Stock Exchange-listed real estate investment trust ("REIT") since August 1988 and as a director of Asset Investors since September 1988. Mr. Browne has served as president, chief executive officer and a director of Commercial Assets, Inc. ("Commercial Assets"), an American Stock Exchange-listed REIT, since its organization in 1993. Asset Investors and Commercial Assets are managed by an indirect, wholly owned subsidiary of the Company. For additional information concerning Asset Investors and Commercial Assets, see "Certain Relationships and Related Transactions" below. Mr. Browne also serves on the boards of directors of M.D.C. Mortgage Funding Corporation II, a wholly owned subsidiary of the Company, Asset Investors Funding Corporation and Asset Investors Mortgage Funding Corporation, both wholly-owned subsidiaries of Asset Investors, all of which have a class of securities registered pursuant to Section 12 of the 1934 Act or are subject to the requirements of Section 15(d) of the 1934 Act. Mr. Browne has been a director of the Company since May 1990 and is a member of the Legal Committee.

    HERBERT T. BUCHWALD has been a principal in the law firm of Herbert T. Buchwald, P.A. and president and chairman of the board of directors of BPR Management Corporation, a property management company located in Denver, Colorado, for more than the past five years. Mr. Buchwald was appointed to the Company's Board of Directors in March 1994 and is a member of the Audit Committee.

    STEVEN J. BORICK has been the president of Texakota, Inc., an oil and gas exploration and development company, and a general partner in Texakota Oil Company, a private oil and gas partnership, for more than the past five years. He also is a director of Superior Industries International, Inc., a New York Stock Exchange-listed manufacturer of automobile accessories, and Richmond Homes, Inc. I, a wholly owned subsidiary of the Company (individually or collectively with its subsidiaries, "Richmond Homes"). For additional information concerning Richmond Homes and its relationship with the

Company, see "Certain Relationships and Related Transactions" below. Mr. Borick has been a director of the Company since April 1987 and is a member of the Audit Committee and chairman of the Compensation Committee.

    DAVID D. MANDARICH was elected Co-Chief Operating Officer of the Company in September 1994 and Executive Vice President - Real Estate in April 1993 and appointed a director of the Company in March 1994. From April 1989 to April 1993, Mr. Mandarich served as a consultant to the Company. In April 1990, Mr. Mandarich was elected as chairman of the board of directors of Richmond Homes.

    LARRY A. MIZEL has served as Chairman of the Board of Directors and Chief Executive Officer of the Company for more than the past five years. Mr. Mizel also serves as a director of Richmond Homes. Until its merger with KeyCorp on February 27, 1995 (the "KeyCorp Merger") Mr. Mizel was the chairman of the board of directors of OMNIBANCORP, a Denver based bank holding company, and its nine wholly-owned subsidiary banks (collectively, "OMNIBANCORP"). Mr. Mizel also is chairman of the board of directors of Asset Investors and Commercial Assets. Mr. Mizel has been a director of the Company since founding the Company in January 1972 and is a member of the Legal Committee.

    GILBERT GOLDSTEIN has been engaged in private law practice for more than the past five years as the principal in the law firm of Gilbert Goldstein, P.C. See "Certain Relationships and Related Transactions" below. Mr. Goldstein has been a director of the Company since January 1976. Mr. Goldstein also is the chairman of the Legal Committee and a member of the Compensation Committee.

    WILLIAM B. KEMPER has been engaged in private real estate investments, real estate development and property management since May 1982. Prior to May 1982, he was president of Gold Crown, Inc., a real estate development company. Until the KeyCorp Merger, Mr. Kemper served as a director of OMNIBANCORP and some of its nine wholly-owned subsidiary banks. Mr. Kemper has been a director of the Company since January 1972. He is chairman of the Audit Committee and is a member of the Compensation Committee

INFORMATION CONCERNING THE BOARD OF DIRECTORS

    The Audit Committee of the Board of Directors consists currently of Messrs. Borick, Buchwald and Kemper. The Audit Committee met nine times during 1994. The Audit Committee is chaired by Mr. Kemper and is responsible for reviewing and approving the scope of the annual audit undertaken by the Company's independent accountants and meets with them to review the progress and results of their work as well as their resulting recommendations. The Audit Committee recommends to the Board of Directors the appointment of, has direct access to and reviews the fees of the Company's independent accountants. In connection with the internal accounting controls of the Company, the Audit Committee reviews internal audit procedures and reporting systems.

    The Director of Internal Audit for the Company reports directly to the Audit Committee on, among other things, the Company's compliance with certain Company procedures which are designed to enhance management's consideration of all aspects of major transactions involving the Company. The Audit Committee has direct control over staffing and compensation of the internal audit department. Additionally, the Audit Committee reviews annually the Company's Corporate Code of Conduct. On at least a quarterly basis, the Company's Chief Financial Officer reports directly to the Audit Committee on significant accounting issues, if any.

    The Compensation Committee currently consists of Messrs. Goldstein, Kemper and Borick. During 1994, the Compensation Committee met ten times. The Compensation Committee is chaired by Mr. Borick and is active in approving the design of executive compensation plans, reviewing salaries, bonuses and other forms of compensation for officers and key employees of the Company, establishing salaries, benefits and other forms of compensation for new employees and in other compensation and personnel areas as the Board of Directors from time to time may request. For a discussion of the criteria utilized and factors considered by the Compensation Committee in reviewing and making recommendations with respect to executive compensation, see "Report of the Compensation Committee" below.

    The Company has no executive or nominating committees. Procedures for nominating persons for election to the Board of Directors are contained in the Company's Bylaws.

    During 1994, the Board of Directors held 12 regularly scheduled board meetings. The directors also considered Company matters and had numerous communications with the Chairman of the Board of Directors and others wholly apart from the formal meetings. In 1994, all of the Company's directors attended at least 75% of the total number of meetings of the Board of Directors and of the committees of the Board of Directors on which they served.

COMPENSATION

    Each director who is not an officer of the Company is paid $3,000 per month and $750 for each Board of Directors meeting and each meeting of the Audit and Compensation Committees and is reimbursed for expenses related to his attendance at Board of Directors and committee meetings.

    Mr. Borick received fees of $1,500 per month and a lump sum payment of $10,000 for services as a Richmond Homes director.

    Mr. Kemper is covered by the Company's self-funded contributory medical plan for which he pays 100% of the premiums. For the medical plan's fiscal year-ended February 28, 1995, Mr. Kemper's premiums exceed the cost of claims paid by the Company on Mr. Kemper's behalf.

                               EXECUTIVE OFFICERS

    Set forth below are the names and offices held by the executive officers of the Company as of the Record Date. The executive officers of the Company are elected annually and hold office until their successors are duly elected and qualified or until their resignation, retirement, death or removal from office. Biographical information on Messrs. Mizel, Browne and Mandarich, who serve as directors and executive officers of the Company, is set forth in "Election of Directors" above. Biographical information on the other executive officers of the Company is set forth below.

          NAME                        OFFICES HELD AS OF THE RECORD DATE
- ------------------------  ----------------------------------------------------------
Larry A. Mizel            Chairman of the Board of Directors and Chief Executive
                           Officer
Spencer I. Browne         President, Co-Chief Operating Officer and a Director
David D. Mandarich        Executive Vice President -- Real Estate, Co-Chief
                           Operating Officer and a Director
Paris G. Reece III        Senior Vice President, Secretary, Treasurer, Chief
                           Financial Officer and Principal Accounting Officer
Michael Touff             Vice President and General Counsel
John J. Heaney            A Vice President

    PARIS G. REECE III, 40, was elected as a Vice President of the Company in August 1988, as Secretary in February 1990, as Chief Financial Officer of the Company in June 1990, as Treasurer in September 1993 and as Senior Vice President in September 1994. Mr. Reece also is an officer of most of the Company's subsidiaries. Mr. Reece also is an Executive Vice President and the Chief Financial Officer of Asset Investors and Commercial Assets. From November 1977 until August 1988, Mr. Reece was employed by Occidental Petroleum Corporation, a New York Stock Exchange-listed company headquartered in Los Angeles, California, where he served in various capacities in the corporate tax department, most recently as the director of tax planning.

    MICHAEL TOUFF, 50, was elected as a Vice President and General Counsel of the Company in December 1994. From August 1992 through December 1994 he was an officer in the law firm of

Ireland, Stapleton, Pryor & Pascoe, P.C.; and from February 1982 through August 1992 he was an officer of Holmes & Starr A Professional Corporation. During 1994, Ireland, Stapleton, Pryor & Pascoe, P.C. performed legal services for the Company for which the Company paid such firm $233,904.

    JOHN J. HEANEY, 46, was elected as a Vice President of the Company in May 1989 and is also an officer, director or both of some of the Company's subsidiaries.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

    The following table sets forth the compensation received by the Chief Executive Officer and the four other most highly paid executive officers for the three fiscal years ended December 31, 1994.

                                                                                    LONG-TERM
                                                                                   COMPENSATION
                                                                                   ------------
                                       ANNUAL COMPENSATION                            SHARES
                                     ------------------------    OTHER ANNUAL       UNDERLYING       ALL OTHER
    NAME AND PRINCIPAL POSITION      YEAR   SALARY    BONUS      COMPENSATION      OPTIONS (#)   COMPENSATION (3)
- -----------------------------------  ----  --------  --------  -----------------   ------------  -----------------
Larry A. Mizel,                      1994  $540,000  $700,000(4)           N/A          75,000         $2,310
 Chairman of the Board of Directors  1993  $540,000  $300,000       $100,000(2)        350,000         $2,249
 and Chief Executive Officer         1992  $540,000  $250,000            N/A           100,000         $  800
Spencer I. Browne,                   1994  $400,000  $700,000(4)           N/A          75,000         $2,310
 President, Co-Chief Operating       1993  $380,000  $300,000            N/A           350,000         $2,249
 Officer and a Director              1992  $290,000  $250,000            N/A           100,000         $  800
David D. Mandarich,                  1994  $432,000  $700,000(4)           N/A          75,000         $2,310
 Co-Chief Operating Officer,         1993  $432,000  $300,000            N/A           350,000         $3,239
 Executive Vice President -- Real    1992  $432,000  $250,000            N/A           100,000         $2,935
 Estate (1) and a Director
Paris G. Reece III                   1994  $162,000  $125,000            N/A            50,000         $2,310
 Sr. Vice President, Secretary,      1993  $155,000  $110,000            N/A                 0         $2,249
 Treasurer, Chief Financial Officer  1992  $140,000  $85,000             N/A                 0         $  800
 and Principal Accounting Officer
John J. Heaney,                      1994  $108,000  $48,000             N/A                 0         $2,310
 a Vice President                    1993  $102,000  $44,000             N/A                 0         $2,226
                                     1992  $100,000  $40,000             N/A                 0         $  800

- ------------------------
(1) In 1989, the Company entered into a consulting agreement (the "Consulting Agreement") with Mr. Mandarich. During the year ended December 31, 1992 and through March 1993, the Consulting Agreement provided the terms of, among other things, Mr. Mandarich's consulting responsibilites and compensation, including salary, bonus, stock options and severance benefits as well as certain indemnification, death and disability benefits. The Consulting Agreement, together with the specific severance arrangement provided therein, was terminated in connection with Mr. Mandarich's election as Executive Vice President -- Real Estate in April 1993. Richmond Homes paid $216,000 and $125,000 of Mr. Mandarich's consulting fees and bonus, respectively, in 1992; and $216,000 and $150,000 of his consulting fees and bonus, respectively, in 1993 for services rendered to Richmond Homes during these periods.

(2)  Amount represents a reimbursement for estimated additional income taxes  to be  incurred by Mr. Mizel  in future years in  connection with the grant of certain non-qualified stock options in  prior years which were intended  to be granted as incentive stock options.
(3)  The  amounts disclosed  in this column  consist of  contributions under the
     Company's 401(k) Plan and, for the years 1993 and 1992, in the case of  Mr.
     Mandarich, Richmond Homes' 401(k) Plan.
(4)  Payment  of a  portion of  this bonus was  deferred by  the Committee until
     March 16, 1995. In addition, 15% of  this bonus was paid by issuing  22,105 shares  of Common Stock valued at $4.75 per share, the closing price of the
     Common Stock on the New York Stock Exchange on November 18, 1994, the  date the Compensation Committee of the Board of Directors determined the initial amount and form of the bonuses.

N/A: Disclosure is not applicable under the Securities and Exchange Commission's rules.

OPTION GRANTS IN LAST FISCAL YEAR

    The table below provides information on option grants in fiscal 1994 to the named executive officers.

                                                                                      POTENTIAL
                                                                                  REALIZABLE VALUE
                                  INDIVIDUAL GRANTS                               AT ASSUMED ANNUAL
                             ---------------------------                           RATES OF STOCK
                                            PERCENT OF                                  PRICE
                               SHARES     TOTAL OPTIONS                           APPRECIATION FOR
                             UNDERLYING     GRANTED TO     EXERCISE                  OPTION TERM
                              OPTIONS      EMPLOYEES IN     PRICE     EXPIRATION  -----------------
           NAME                (#)(1)     FISCAL YEAR(2)    ($/SH)       DATE       5%       10%
- ---------------------------  ----------   --------------   --------   ----------  -------  --------
Larry A. Mizel                 75,000           14.0%       $   4.75   11/18/99   $98,425  $217,494
Spencer I. Browne              75,000           14.0%       $   4.75   11/18/99   $98,425  $217,494
David D. Mandarich             75,000           14.0%       $   4.75   11/18/99   $98,425  $217,494
Paris G. Reece III             50,000            9.3%       $   4.75   11/18/99   $65,617  $144,996
John J. Heaney                      0            0          N/A          N/A        N/A      N/A

- ------------------------
(1) Options granted in 1994 are exercisable, 33 1/3% on May 18, 1995 and cumulatively as to an additional 33 1/3% on each of November 18, 1995 and 1996. The closing price of the Common Stock on the New York Stock Exchange on the date of grant was $4.75.
(2) The Company granted options representing 535,000 shares of Common Stock to employees in fiscal 1994.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

    The table below provides information on option exercises in fiscal 1994 by the named executive officers and the value of such officers' unexercised options at December 31, 1994.

                                                                 SHARES UNDERLYING           VALUE OF UNEXERCISED
                                                               UNEXERCISED OPTION AT         IN-THE-MONEY OPTIONS
                                       ACQUIRED                 FISCAL YEAR END (1)          AT FISCAL YEAR END(1)
                                          ON       VALUE    ---------------------------   ---------------------------
NAME                                   EXERCISE   REALIZED  EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- -------------------------------------  --------   --------  -----------   -------------   -----------   -------------
Larry A. Mizel (2)                           0      N/A       519,191        391,670      $ 2,595,955    $  1,958,350
Spencer I. Browne                            0      N/A       360,205        391,670        1,801,025       1,958,350
David D. Mandarich                      13,750     $74,765    630,244        391,670        3,151,220       1,958,350
Paris G. Reece III                           0      N/A        37,500         50,000          187,500         250,000
John J. Heaney                               0      N/A         3,750              0           18,750               0

- ------------------------
(1) The closing price of the Common Stock on December 30, 1994 on the New York Stock Exchange was $5.00.
(2) On February 2, 1995 and February 3, 1995, Mr. Mizel exercised options to acquire 373,361 and 12,500 shares of Common Stock, respectively at exercise prices ranging from $.28 to $.89 per share. The closing price of the Common Stock on February 2, 1995 and February 3, 1995 was $5.75 per share.

(3)  On March 17, 1995, Mr. Browne exercised options to acquire 24,375 shares of
     Common  Stock at an exercise price of $.28. The closing price of the Common
     Stock on March 7, 1995 was $5.25.

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPHS SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.

REPORT OF THE COMPENSATION COMMITTEE

    The Compensation Committee of the Board of Directors (the "Committee") of the Company is comprised solely of non-employee directors and is responsible for setting executive compensation policies and determining the compensation paid to executive officers of the Company.

    The Company's executive compensation programs are intended to enable the Company to attract, retain and reward highly-qualified executives while maintaining a strong and direct link between executive pay, the Company's financial performance and total shareowner return. The Committee believes that certain officers and other key employees should have a significant stake in the Company's stock price performance under programs which link executive compensation to shareowner return.

    There are three main components of the executive compensation program at the
Company: base salaries, annual bonuses and stock-based long-term incentives. The Committee believes that the Company has a highly-experienced executive team and that success in its principal markets has the potential to make the Company a target for other companies seeking proven executives. Furthermore, the Company's management philosophy calls for maintaining relatively few middle management employees in order to speed decision making and to operate more efficiently. As a result of this philosophy, in 1994 and recent years, base salaries for the Company's executive officers, including the Chief Executive Officer, have been targeted and paid at or above the average rates paid by competitors to enable the Company to retain its skilled executives. Nonetheless, the Committee believes, based upon the studies of a major independent human resources consulting firm retained by the Committee, that the Company's overall management costs are lower than other, similarly-sized companies, including the companies included in the Peer Group Index shown on the performance graphs below. Base salaries are reviewed annually and are adjusted based on individual performance, average salary increases in the industry and the going rate for similar positions at comparable companies. The Chief Executive Officer received no salary increases during 1994, 1993 or 1992. Mr. Mandarich received 50% of his compensation for 1992 and 1993 from Richmond Homes for his services as Chairman of the Board of Richmond Homes.

    The Company engaged in a major debt reduction and restructuring plan which was largely completed in 1991. Since 1991, the Company has built on the results of that plan culminating in the completion of a $218 million private debt offering in December 1993. This debt offering greatly enhanced the Company's balance sheet and financial flexibility. The debt offering formed the foundation for the Company's strong operating results in 1994, enabling the Company, among other things to reinstate the payment of regular quarterly dividends for the first time since September 1988.

    As demonstrated in the Four Year Performance Graph below, the success of the Company's debt reduction and restructuring plan is reflected in the Common Stock's cumulative return to shareowners relative to the return of the S&P 500 and the Peer Group Index. This comparative performance was one factor considered by the Committee in determining 1994 executive compensation. In addition, the Committee took into account the executive officers' significant contribution to the Company's revenues and operating profits, which were at the highest levels since 1988 and 1986, respectively. In 1994, the Company earned $.94 per share from operations on revenues of approximately $825 million, up 109% from the $.45 per share from operations on revenues of $652 million in 1993. In addition, the Company closed 4,200 homes, up 26% from the 3,344 homes closed in 1993. These near record-
breaking financial results were weighed heavily by the Committee in determining the executive officers' total compensation for 1994. Additionally, the Committee took into account the reinstatement in 1994 of quarterly dividends to shareowners of $.02 per share.

    The Company maintains an annual bonus program under which executive officers and other key management employees have the opportunity to earn cash bonuses. The bonus program is intended to motivate and reward officers and other employees for the attainment of the Company's annual profit and other financial performance goals, as determined by the Committee. Bonuses paid in 1994 were based on the Company's simplification of its capital structure, reinstatement of quarterly dividends and increases in operating income, home closings, gross profit margins and revenues. Because the Company met or exceeded the 1994 performance goals for all of these performance criteria, the Committee authorized the bonuses set forth in the Summary Compensation Table for the named executive officers other than Messrs. Mizel, Browne and Mandarich.

    In April 1994, the Committee adopted the M.D.C. Holdings, Inc. Executive Officer Performance-Based Compensation Plan for years beginning in 1995. However, the performance-based objectives outlined in this plan were utilized by the Committee in determining cash bonus amounts for certain executive officers in 1994. This plan, which was approved by the Company's shareowners, is designed to (i) provide Messrs. Mizel, Browne and Mandarich, the Company's most senior executives, annual incentive compensation based on achievement of specific performance objectives linked to shareowner return; and (ii) meet the requirements for exemption from limits on the ability of the Company to deduct executive compensation. Bonuses for executive officers other than Messrs. Mizel, Browne and Mandarich will be based on performance criteria and financial measures contained in the Company's 1995 annual business plan.

    Using the Executive Officer Performance-Based Compensation Plan as a guide for 1994, based on the Company's outstanding financial performance, surpassing of the Company's 1994 profit and other financial performance goals, the reinstatement of quarterly dividends and the comparative performance of the Common Stock as demonstrated on the Performance Graphs, the Company granted Messrs. Mizel, Browne and Mandarich the bonuses set forth in the Summary
Compensation Table above. A portion of these bonuses was deferred by the Committee until March 16, 1995. The Committee specified that 15% of the bonuses for Messrs. Mizel, Browne and Mandarich as finally determined be paid in Common Stock, valued at $4.75 per share, the closing price of the Common Stock price on the New York Stock Exchange on November 18, 1994.

    It is the Committee's practice periodically to grant stock options to executive officers and other key management employees. The Committee believes that stock options serve to link closely management and shareowner interests and motivate executives to make long-term decisions and investments that will serve to increase the long-term total return to shareowners. Vesting provisions also serve to provide long-term incentives to retain key executive officers. Awards of stock options for executive officers are intended to be consistent with industry practice. When making grants of stock options, the Committee also considers financial performance, shareowner dilution and past grant practices. The specific criteria used for this purpose in 1994 were the reinstatement of quarterly dividends and the increase in home closings, gross sales revenues, gross margins and operating income. Because the Company met or exceeded the 1994 performance plan for all of these criteria, the Committee authorized the options set forth in the Summary Compensation Table for the named executive officers.

CEO COMPENSATION

    Mr. Mizel's compensation has been determined according to the principles described above. Mr. Mizel's salary for 1994 was $540,000 which was the same salary he has received since 1991. The Committee approved a bonus of $700,000 for Mr. Mizel for 1994 on the terms and conditions set forth in footnote 4 to the Summary Compensation Table above. In addition, in 1994, the Committee granted Mr. Mizel options to acquire 75,000 shares of Common Stock. The Committee approved Mr. Mizel's total compensation based on the following factors in order of importance to the Committee: (i) the Company's significantly improved financial results for 1994 relative to both the Company's 1993 financial results and projections in its 1994 Strategic Business Plan; (ii) the Company's comparative performance as reflected in the Performance Graphs; (iii) the fact that Mr. Mizel's salary had remained the same for several years, and, in fact, was reduced in 1991 by $60,000 per year; and (iv) the reinstatement of the Company's quarterly dividends in 1994. The primary financial performance improvement on which the Committee relied was the approximately 109% increase in the Company's operating income per share from 1993 to 1994.

                                          COMPENSATION COMMITTEE
                                          Steven J. Borick, Chairman
                                          Gilbert Goldstein
                                          William B. Kemper

                               PERFORMANCE GRAPHS

    Set forth below is a graph comparing the yearly change in the cumulative total return of the Common Stock with the cumulative total return of the Standard & Poor's 500 Stock Index and with that of a peer group over the five-year period ending on December 31, 1994. During 1988, the Company initiated a major debt reduction and restructuring plan which was largely completed in 1991. To reflect the results of this plan, a second graph has been provided which compares the yearly change in the cumulative total return of the Common Stock with the cumulative total return of the Standard & Poor's 500 Stock Index and with that of the peer group for the four years following December 31, 1990. It is assumed in the graphs that $100 was invested (i) in the Common Stock; (ii) in the stock of the companies in the Standard & Poor's 500 Index; and (iii) in the stocks of the peer group companies just prior to the commencement of the period (December 31, 1989 in the first graph and December 31, 1990 in the second graph) and that all dividends received within a quarter were reinvested in that quarter. The peer group index is composed of the following peer companies:
Centex Corporation, PH Corporation, U.S. Home Corporation, Standard Pacific Corp., The Ryland Group, Inc., Toll Brothers, Inc., Kaufman and Broad Home Corporation, J.M. Peters Company, Inc., Lennar Corporation and UDC Homes Inc.

    Note: The stock price performance shown on the following graphs is not indicative of future price performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            S&P 500    PEER GROUP      MDC
12/31/89      100.00        100.00     100.00
12/31/90       96.90         63.48      18.18
12/31/91      126.36        137.42     136.36
12/31/92      135.97        163.15     300.00
12/31/93      149.65        212.95     427.27
12/31/94      151.62        129.82     363.69

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            S&P 500    PEER GROUP      MDC
12/31/90      100.00        100.00     100.00
12/31/91      130.40        200.15     750.00
12/31/92      140.32        228.93    1650.00
12/31/93      154.43        316.46    2350.00
12/31/94      156.46        191.05    2000.06

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Company's Board of Directors was comprised of the following non-employee directors: Steven J. Borick (chairman), Gilbert Goldstein and William B. Kemper. During fiscal 1994, Gilbert Goldstein, P.C., of which Mr. Goldstein is the sole shareholder, performed services for the Company in the ordinary course of business for which it received compensation from the Company. For a discussion of the services provided and the compensation received, see "Certain Relationships and Related Transactions" below.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The principal offices of the Company are located in approximately 69,900 square feet in a building owned by the Company. During 1994, and until the KeyCorp Merger, Messrs. Mizel and Kemper were officers, directors, shareholders or all three, and Messrs. Browne and Goldstein were shareholders, of OMNIBANCORP, the holding company which previously owned Omnibank Southeast prior to the KeyCorp Merger. Until the KeyCorp Merger, OMNIBANCORP was, and following the KeyCorp Merger Key Banks of Colorado ("Key Bank") will be, a tenant of the building. During 1994, OMNIBANCORP leased approximately 20,400 square feet in the building for which it paid rent, including for parking, of approximately $205,000, including retroactive rent adjustments. The lease entered into in 1975, which expires on May 31, 1995, provides Key Bank with the right to renew the lease for up to 18 successive five-year periods at the lower of the current lease rate or a "market value rental rate" (as defined in the lease). The Company and certain of its subsidiaries maintain accounts in Omnibank Southeast, currently a subsidiary of KeyCorp, which is located in the same building as the Company.

    Approximately 3,700 square feet in the building is leased by various affiliates of Mr. Mizel for which they collectively paid rent, including for parking, of approximately $45,000 in 1994.

    During 1994, the Company paid Premier Building Group, Inc. ("Premier"), a company in which Mr. Mandarich's brother-in-law is an owner and the vice president, approximately $11,880,000 for plumbing, door and millwork services.

    Effective October 1, 1994, the Company entered into a three-year agreement with Gilbert Goldstein, P.C., of which Gilbert Goldstein, a director of the Company, is the sole shareholder. Pursuant to the agreement, Mr. Goldstein acts as a consultant to the Company on legal matters and, in return, the Company (i) pays Mr. Goldstein's firm $14,000 per month for a minimum of 120 hours per month in legal services; (ii) pays Mr. Goldstein's firm $150 per hour for services performed in excess of 120 hours in any month; (iii) provides office space with an estimated annual rental value of $15,600 in the Company's office building at 3600 South Yosemite Street; (iv) provides one full-time secretary (in 1994, this secretary received an annual salary of $28,000 plus benefits); and (v) reimburses actual expenses incurred related to services provided. The agreement may be renewed at the option of Gilbert Goldstein, P.C. for two additional years at $7,500 per month for up to 15 hours of services per week. From January 1, 1994 until October 1, 1994, Mr. Goldstein acted as a consultant to the Company pursuant to a one-year agreement under which Mr. Goldstein's firm (i) was paid $7,500 per month for up to 80 hours per month in legal services; (ii) was paid $150 per hour for services performed in excess of 80 hours per month; and (iii) received office space, expense reimbursement and secretarial services as under the current agreement. Payment of $111,000 was made directly to Mr. Goldstein's firm in 1994 in connection with the current and prior agreements.

    During 1994, the Company paid to PageWorks + Tri Design ("PageWorks"), a marketing and communications firm, approximately $275,000 for advertising and marketing design services. PageWorks is owned by the brother-in-law of Mr. Mizel.

    In the ordinary course of its business, HomeAmerican has made loans to certain officers and employees of the Company. Such loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

ASSET INVESTORS CORPORATION

    Financial Asset Management Corporation ("Asset Management") is an indirect, wholly owned subsidiary of the Company formed to provide advisory and management services to Asset Investors. Asset Management has entered into a management agreement (the "Asset Investors Management Agreement") with Asset Investors, which was amended and renewed as of January 1, 1995. Pursuant to the Asset
Investors Management Agreement, Asset Management advises Asset Investors on various facets of its business and manages its day-to-day operations, subject to the supervision of Asset Investors' board of directors. As of the Record Date, three of the five directors of Asset Investors were Independent Directors (as defined in Asset Investors' Bylaws). Asset Management receives compensation, based in large part on the performance of Asset Investors, for its management services. During 1994, Asset Management earned management and CMO administration fees of $575,000 and $1,374,000, respectively. Larry A. Mizel, Chairman of the Board of Directors and Chief Executive Officer of the Company and Chairman of the Board of Directors of Asset Investors, and Spencer I. Browne, President, Co-Chief Operating Officer and a director of the Company and President, Chief Executive Officer and a director of Asset Investors, are the beneficial owners of 2.3% and 1.9%, respectively, of the outstanding common stock of Asset Investors. In addition, the Company is the beneficial owner of approximately 1.3% of the outstanding shares of common stock of Asset Investors.

COMMERCIAL ASSETS, INC.

    In August 1993, Asset Investors formed Commercial Assets to acquire and manage a portfolio of ownership interests in commercial securitizations. As of the Record Date, three of the five directors of Commercial Assets were Independent Directors (as defined in Commercial Assets' Bylaws). In October 1993, Asset Investors distributed approximately 70% of the shares of Commercial Assets to the Asset Investors shareowners as a dividend. Asset Investors owns approximately 27% of the common stock of Commercial Assets. The Company currently owns approximately 0.8% of Commercial Assets' outstanding common stock. Asset Management has entered into a management agreement (the "Commercial Assets Management Agreement") with Commercial Assets. Pursuant to the Commercial Assets Management Agreement, Asset Management receives an incentive fee, which is based on the performance of Commercial Assets, administration fees and fees for other management services. The incentive fee is based on Commercial Assets' income as determined under applicable provisions of the Internal Revenue Code. Asset Management earned $942,000 in fees from Commercial Assets during 1994. As of the Record Date, the Company, Mr. Mizel, the Chairman of the Board of Directors of Commerical Assets, and Mr. Browne, President, Chief Executive Officer and a director of Commercial Assets, were beneficial owners of .8%, 2.6% and 2.2% respectively, of the outstanding common stock of Commercial Assets.

RICHMOND HOMES

    In December 1989, the Company sold most of the real estate and related assets used in its Colorado home building and land development operations and certain other assets to Richmond Homes for notes, preferred stock and 45.1% of the outstanding Richmond Homes common stock. Pursuant to agreements entered into between the Company and Richmond Homes at that time, Richmond Homes also was required to purchase certain additional property (the "Additional Property") from the Company. At December 31, 1993, Richmond Homes had $142,781,000 principal amount of notes payable (including the RAHC Loan which is discussed below) outstanding to the Company at interest rates, excluding contingent interest (which generally accrued based on $1,500 per home closed up to 1,500 homes per year and $1,750 for each home closed in excess of 1,500 homes, not to exceed an interest rate of 12% per annum), ranging from 0% to prime plus 2.5% and maturity dates ranging from January 1994 through December 2000. The notes were secured by common stock, mortgages on property and other assets of Richmond Homes which had an approximate book value of $127,000,000 at December 31, 1993.

    On February 2, 1994, the Company acquired 35% of the outstanding shares of Richmond Homes common stock (the only remaining shares of Richmond Homes not then owned by the Company) from Messrs. Mizel and Mandarich. Messrs. Mizel and Mandarich had purchased the shares in December 1989. In exchange for their shares of Richmond Homes, Messrs. Mizel and Mandarich received an aggregate of 608,695 shares of MDC Common Stock based upon a value of the Richmond Homes shares determined by a special committee of the Board of Directors which relied on an independent appraisal. The Company now owns 100% of Richmond Homes. As of the Record Date, Messrs. Mizel and Mandarich owed $559,920 and $280,080, respectively, to the Company under unsecured promissory notes (the "Promissory Notes") (which bear interest at 8%, payable annually in December, and which mature in December 1999) which were issued to the Company in February 1994 in exchange for an aggregate of $840,000 in notes held by the Company which were executed by Messrs. Mizel and Mandarich in connection with their 1989 purchase from the Company of the Richmond Homes shares. The Promissory Notes now provide that Mr. Mizel and Mr. Mandarich pay the cash proceeds of the sale of any of the 405,739 and 202,956 shares of MDC Common Stock, respectively, to the Company to the extent of the unpaid balances of the Promissory Notes, plus accrued but unpaid interest thereon. The Company recognized interest income of $67,000 on the Promissory Notes in 1994.

    Between December 1989 and February 1994, Richmond Homes and the Company entered into various other agreements, including agreements which outlined the terms under which certain accrued and contingent liabilities and future performance obligations with respect to the assets sold to Richmond Homes would be shared between Richmond Homes and the Company. In addition, under written arrangements for 1993, (i) the Company provided data processing services and supplies to Richmond Homes, for which it charged Richmond Homes $162,000; (ii) the Company provided certain administrative services (principally tax and legal services) to Richmond Homes, for which it charged Richmond Homes $138,000; and
(iii) Richmond Homes provided certain construction management, warranty and other services to the Company, for which it charged the Company $41,000. These agreements were cancelled in February 1994 when Richmond Homes became a wholly-owned subsidiary of MDC.

                HOLDERS OF FIVE PERCENT OR MORE OF VOTING SHARES
                   OF THE COMPANY AND OWNERSHIP OF MANAGEMENT

    The table below sets forth those persons known by the Company to have owned beneficially 5% or more of the outstanding shares of Common Stock individually and the number of shares beneficially owned by the Company's named officers individually and by all of the Company's officers and directors as a group, each as of the Record Date. The information as to beneficial ownership is based upon statements furnished to the Company by such persons. Information with respect to the beneficial ownership of shares of Common Stock held by each of the directors of the Company, one of whom beneficially owns more than 5% of the outstanding shares of Common Stock, is set forth in "Election of Directors" above.

                                                                                                NUMBER OF SHARES
                                      NAME AND ADDRESS                                          OF COMMON STOCK      PERCENT OF
                                   OF BENEFICIAL OWNER (1)                                     OWNED BENEFICIALLY    CLASS (2)
- ---------------------------------------------------------------------------------------------  ------------------   ------------
Manufacturers Life Insurance Company.........................................................     1,866,666(3)             9.89%
200 Bloor Street East
Toronto, Ontario, CANADA M4W 1E5
SC Fundamental Value Fund, L.P...............................................................       962,300(4)             5.10%
SC Fundamental Value BVI, Inc.
SC Fundamental, Inc.
712 Fifth Avenue
New York, New York 10019
Paris G. Reece III...........................................................................        61,667(5)         *
3600 South Yosemite St., #900
Denver, Colorado 80237
John J. Heaney...............................................................................        39,946(5)         *
3600 South Yosemite St., #900
Denver, Colorado 80237
All officers and directors as a group........................................................     6,951,952               33.32%
(10 persons)

- ------------------------
 *   Less than 1%.

(1) The address of Mr. Mizel, the director who beneficially owns more than 5% of the outstanding shares of Common Stock (see "Election of Directors" above), is 3600 South Yosemite Street, Suite 900, Denver, Colorado 80237.

(2) In calculating the percentage of ownership, all shares of Common Stock which the identified person or group had the right to acquire within 60 days of the Record Date, by the exercise of options are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by such person or group but are not deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person.

(3) Based upon information in a Schedule 13G filed with the Commission on February 14, 1989, Manufacturers Life Insurance Company exercises sole voting and dispositive power over all such shares.

(4) Based upon information in a Schedule 13D filed with the Commission July 20, 1994, the named beneficial owners hold shared voting and dispositive power over all such shares.

(5) Includes the following shares of Common Stock which such persons had the right to acquire within 60 days of the Record Date by the exercise of stock options ranging in prices from $.28125 to $4.75 per share: Mr. Reece 54,167 and Mr. Heaney 3,750.

    No change in control of the Company has occurred since the beginning of the last fiscal year. The Company knows of no arrangement the operation of which may, at a subsequent date, result in a change in control of the Company.

    The Company's executive officers and directors are required under Section 16(a) of the 1934 Act to file initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission and the New York and Pacific Stock Exchanges. Copies of those reports also must be furnished to the Company. Based solely upon a review of the copies of reports furnished to the Company and written representations that no other reports were required, the Company believes that during the year ended December 31, 1994, such reports were filed on a timely basis.

            RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

    The Board of Directors of the Company, acting on the recommendation of the Audit Committee, has selected the firm of Price Waterhouse LLP, independent accountants, to examine the financial statements of the Company for the year ending December 31, 1995. Price Waterhouse LLP has served as the Company's independent accountants since 1989. A representative of Price Waterhouse LLP is expected to be present at the Meeting and available to respond to appropriate questions and, although Price Waterhouse LLP has indicated that no statement will be made, an opportunity for a statement will be provided. This selection is being submitted for ratification at the Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting is required for such ratification. If the shareowners do not ratify the selection of Price Waterhouse LLP if it should decline to act or otherwise become incapable of acting or if its employment is discontinued, the Board of Directors will appoint independent accountants for fiscal 1995.

    The Board of Directors recommends a vote FOR the proposal to ratify the selection of Price Waterhouse LLP as independent accountants for fiscal 1995. Proxies solicited by the Board of Directors will be so voted unless shareowners specify otherwise.

      SHAREOWNER PROPOSAL FOR ELIMINATION OF STAGGERED TERMS FOR DIRECTORS

    Shareowner proponents have stated that they intend to have the following proposal and supporting statement presented at the Meeting. Approval of the proposal requires the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the Meeting. The adoption of the proposal would not, in itself, cause the implementation of the action called for by the proposal, but would simply constitute a recommendation to the Board of Directors.

    John J. Gilbert, the owner of 1,000 shares of Common Stock, and Margaret R. Gilbert, the owner of 1,000 shares of Common Stock, both of 29 E. 64th St., New York, NY 10021-7043 and Dan Fuhrman, the holder of 1,000 shares of Common Stock, P.O. Box 110543, Aurora, CO 80042, have given notice that they intend to present the following resolution at the Meeting:

    "RESOLVED: "That the stockholders of M.D.C. Holdings, Inc., assembled in annual meeting in person and by proxy, hereby request that the Board of Directors take the needed steps to provide that at future elections of directors new directors be elected annually and not by classes as is now provided and that on expiration of present terms of directors their subsequent election shall also be on an annual basis."

    "REASONS Last year ARCO, to its credit, voluntarily ended their stagger system of electing directors, stating that when a very high percentage, 34.6%, desired it to be changed to an annual election it was reason enough for them to change it. Several other companies have also followed suit such as: Pacific Enterprises, Katy Industry, Hanover Direct, Campbell Soup and others."

    "While the company now has done beautifully, nevertheless, it had staggered under the stagger system of electing directors."

    "Because of normal need to find new directors and because of environmental problems and the recent avalanche of derivative losses and many groups desiring to have directors who are qualified on the subjects, we think that ending the stagger system of electing directors is the answer. In addition, some recommendations have been made to carry out the Valdez 10 points. The 11th, in our opinion, should be to end the stagger system of electing directors and to have cumulative voting."

    "Recently Equitable Life Insurance Company, which is now called Equitable Companies, converted from a policy owned company to a public stockholder meeting. Thanks to AXA, the comptrolling French insurance company not wanting it they now do not have a staggered board."

    "The Orange and Rockland Utility Company had a terrible time with the stagger system and its 80% clause to recall a director. The chairman was involved in a scandal affecting the company. Not having enough votes the meeting to get rid of the chairman had to be adjourned. Finally, at the adjourned meeting enough votes were counted to recall him."

    "If you AGREE, please mark your proxy FOR this resolution; otherwise it is automatically cast against it, unless you have marked to abstain."

    THE BOARD OF DIRECTORS HAS CONSIDERED THIS PROPOSAL AND RECOMMENDS THAT SHAREOWNERS VOTE AGAINST IT.

    The Board of Directors believes that the election of directors by classes enhances the continuity and stability of the Board of Directors and its policies. When directors are elected by classes, a change in the composition of the majority of the Board of Directors normally requires at least two shareowner meetings instead of one. Board classification also is intended to encourage any person seeking to acquire control of the Company to initiate such an action through arm's length negotiations with management and the Board of Directors, who are in the position to negotiate a transaction which is fair to all of the Company's shareowners. In the aggregate, the current members of the Company's Board of Directors have approximately 85 years of experience as directors of the Company. The Board of Directors believes that the classified system of electing directors makes it more likely that a Board of Directors with this level of experience continues, facilitating the work of the Board of Directors, including planning for the Company's future.

                                 OTHER MATTERS

    The Board of Directors of the Company has approved the dissemination of a post meeting report to shareowners describing, among other things, the events which take place at the 1995 Annual Meeting. The post meeting report was requested by John J. and Margaret Gilbert, shareowners of the Company, at the 1992 Annual Meeting of Stockholders.

    Management and the Board of Directors of the Company know of no matters to be brought before the meeting other than as set forth above. However, if any other matters are properly presented to the shareowners for action, it is the intention of the proxy holders named in the enclosed proxy to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

                              SHAREOWNER PROPOSALS

    Any proposal which a shareowner may desire to present at the 1996 Annual Meeting of Shareowners must be received in writing by the Secretary of the Company prior to December 29, 1995.

                                          BY THE ORDER OF THE BOARD OF
                                          DIRECTORS,

                                                  [SIGNATURE]
                                          Larry A. Mizel
                                          CHAIRMAN OF THE BOARD

                       M.D.C HOLDINGS, INC.
          This Proxy Is Solicited By the Board of Directors
        Proxy for Annual Meeting Of Shareowners - May 25, 1995

PROXY

The undersigned hereby appoints Larry A. Mizel, Spencer I. Browne and Paris
G. Reece III, or any one of them, as proxies or proxy for the undersigned, each with full power of substitution and resubstitution, to attend the 1995 Annual Meeting of Shareowners and any adjournments or postponements thereof and to vote as designated on the reverse side hereof, all the shares of Common Stock of M.D.C. Holdings, Inc. held of record by the undersigned on March 6, 1995. In their discretion, the proxies are hereby authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof.

1. Election of Directors, Nominees for two Class I Directors:

Herbert T. Buchwald and Spencer I. Browne

2. Ratification of Selection of Independent Accountants

3. A shareowner proposal to eliminate staggered terms for directors.

PLEASE SPECIFY YOUR CHOICE BY CLEARLY MARKING THE APPROPRIATE BOXES. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED ""FOR'' ITEMS 1. AND 2. ABOVE AND ""AGAINST'' ITEM 3. ABOVE.

000001                                                  SEE REVERSE SIDE

X Please mark your votes as in this example.

1. Election of Directors  (see reverse)

FOR  WITHHELD

//     //

THE BOARD OF DIRECTORS RECOMMENDS A VOTE ""FOR'' THE ELECTION OF MESSRS. KLINE AND BROWNE.

For, except vote withheld from the following nominee:

2. Ratification of Independent Accountants

FOR  AGAINST  ABSTAIN
//     //        //

THE BOARD OF DIRECTORS
RECOMMENDS A VOTE ""FOR'' THE RATIFICATION OF THE INDEPENDENT ACCOUNTANTS.

3. Shareowner proposal to eliminate staggered terms for directors

FOR  AGAINST  ABSTAIN
//     //        //

THE BOARD OF DIRECTORS RECOMMENDS A VOTE ""AGAINST'' THE PROPOSAL TO ELIMINATE STAGGERED TERMS FOR DIRECTORS.

SIGNATURE(S)______________________________    _________________________
                                                       DATE
SIGNATURE(S)______________________________    _________________________
                                                       DATE

Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate proxies should be signed by an authorized officer.